Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS SECOND QUARTER 2026 RESULTS

• Total net sales of $147.8 million, up from $144.0 million in prior year second quarter
• Net income of $1.2 million, including a non-cash tradename impairment charge, $2 million after tax, versus $1.6 million in prior year second quarter
• Adjusted EBITDA of $7.7 million, up from $6.1 million in prior year second quarter
• Confirms full-year Outlook
• Board of Directors approves $0.14 per share quarterly dividend

ST. PETERSBURG, Fla., August 4, 2026 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its second quarter 2026 results.

“We’ve demonstrated the earnings power of our diversified business with Branded Products performing especially well this quarter, resulting in an adjusted EPS that was more than double the prior year’s second quarter. We are navigating through soft market conditions, and we see growth opportunities ahead for all three of our attractive businesses,” said Michael Benstock, Chief Executive Officer.  “Our guidance continues to reflect stronger results in the back half of the year given seasonal factors. Ultimately, our diverse end markets, high customer retention and flexible supply chain combined with our healthy balance sheet allows us to drive continued growth and optimize shareholder value including through our attractive dividend yield and opportunistic share repurchases.”

Second Quarter Results

For the second quarter ended June 30, 2026, net sales were $147.8 million, up from second quarter 2025 net sales of $144.0 million. Net income was $1.2 million or $0.08 per diluted share compared to net income of $1.6 million or $0.10 per diluted share for the second quarter of 2025.

During the second quarter the Company recorded a trade name impairment charge in the Healthcare Apparel segment of $2.6 million (or $2.0 million net of tax, or $0.13 per diluted share). The charge does not affect the Company’s cash position, cash flow from operating activities or bank debt covenants.

On an adjusted basis, excluding the impairment charge, second quarter net income was $3.2 million or $0.21 per diluted share up from net income of $1.6 million, or $0.10 per diluted share for the second quarter of 2025. At the conclusion of this press release is a reconciliation of reported-to-adjusted results, including a description of the significant item.

Quarterly Dividend

The Board of Directors declared a quarterly dividend of $0.14 per share, payable August 28, 2026 to shareholders of record as of August 14, 2026.

2026 Full-Year Outlook

The Company continues to forecast full-year 2026 net sales in the range of $572.0 million to $585.0 million, up from 2025 net sales of $566.2 million, and full-year adjusted earnings per diluted share in the range of $0.54 to $0.66, up from $0.46 in 2025.

Webcast and Conference Call

The Company will host a webcast and conference call at 8:00am Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for international dialers. The Canadian toll-free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through August 18, 2026. To access the replay, dial 1-855-669-9658 in the United States or Canada, or 1-412-317-0088 from international locations. Please reference conference number 5851649 for replay access.

Disclosure Regarding Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release include 2026 guidance of net sales and earnings per diluted share and may also include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the impact of global conflicts, such as the Russia-Ukraine War and the joint U.S.-Israeli War with Iran in 2026, uncertainties related to tariffs, duties, trade wars and related matters, supply disruptions, inflationary environments (including with respect to shipping costs and the cost of finished goods and raw materials and shipping costs), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the Company's ability to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those risks described in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 entitled "Risk Factors" and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$147,836	$144,045	$288,714	$281,142

Costs and expenses:
Cost of goods sold	91,717	88,719	180,261	175,375
Selling and administrative expenses	51,327	52,240	101,695	102,342
Interest expense, net	981	1,250	1,893	2,495
Tradename impairment charge	2,600	-	2,600	-
	146,625	142,209	286,449	280,212
Income before income tax (benefit) expense	1,211	1,836	2,265	930
Income tax (benefit) expense	(10)	285	210	137
Net income	$1,221	$1,551	$2,055	$793

Net income per share:
Basic	$0.08	$0.10	$0.14	$0.05
Diluted	$0.08	$0.10	$0.14	$0.05

Weighted average shares outstanding during the period:
Basic	14,495,144	14,813,984	14,562,081	15,206,819
Diluted	14,907,818	15,101,942	14,912,832	15,573,692

Cash dividends per common share	$0.14	$0.14	$0.28	$0.28

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	June 30,	December 31,
	2026	2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$22,787	$23,691
Accounts receivable, net	93,948	104,336
Inventories	90,492	97,474
Contract assets	57,134	48,903
Prepaid expenses and other current assets	15,105	13,259
Total current assets	279,466	287,663
Property, plant and equipment, net	35,294	37,352
Operating lease right-of-use assets	11,559	12,620
Deferred tax asset	14,970	15,003
Intangible assets, net	42,894	47,254
Goodwill	2,583	2,583
Other assets	21,754	19,369
Total assets	$408,520	$421,844

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$49,631	$48,343
Other current liabilities	49,725	53,041
Current portion of long-term debt	7,500	6,563
Current portion of acquisition-related contingent liabilities	612	-
Total current liabilities	107,468	107,947
Long-term debt	74,465	87,093
Long-term pension liability	15,236	15,010
Long-term acquisition-related contingent liabilities	410	826
Long-term operating lease liabilities	6,880	7,939
Other long-term liabilities	10,678	10,211
Total liabilities	215,137	229,026
Shareholders’ equity:
Preferred stock, $.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $.001 par value - authorized 50,000,000 shares, issued and outstanding 15,945,623 and 15,730,615 shares, respectively	16	16
Additional paid-in capital	85,673	84,628
Retained earnings	110,206	112,871
Accumulated other comprehensive loss, net of tax:	(2,512)	(4,697)
Total shareholders’ equity	193,383	192,818
Total liabilities and shareholders’ equity	$408,520	$421,844

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Six Months Ended June 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,055	$793
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,742	6,182
Inventory write-downs	4,663	1,042
Credit loss expense	1,665	2,100
Share-based compensation expense	1,699	2,561
Tradename impairment charge	2,600	-
Change in fair value of acquisition-related contingent liabilities	196	520
Non-cash operating lease expense	2,105	1,824
Other, net	110	182
Changes in assets and liabilities:
Accounts receivable	9,115	(569)
Contract assets	(8,185)	(1,682)
Inventories	2,386	(10,692)
Prepaid expenses and other current assets	(568)	1,267
Other assets	(2,453)	(789)
Accounts payable and other current liabilities	(4,503)	(84)
Other long-term liabilities	1,108	291
Net cash provided by operating activities	17,735	2,946

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(1,883)	(2,716)
Net cash used in investing activities	(1,883)	(2,716)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	26,000	57,000
Payments under revolving lines of credit	(35,000)	(41,000)
Payments of term loan	(2,813)	(2,812)
Payments of cash dividends	(4,367)	(4,515)
Shares withheld for taxes net of proceeds received on exercise of stock options	(244)	189
Common shares repurchased and retired	(763)	(7,926)
Net cash (used in) provided by financing activities	(17,187)	936

Effect of currency exchange rates on cash	431	1,094
Net (decreases) increases in cash and cash equivalents	(904)	2,260
Cash and cash equivalents balance, beginning of period	23,691	18,766
Cash and cash equivalents balance, end of period	$22,787	$21,026

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income	$1,221	$1,551	$2,055	$793
Interest expense, net	981	1,250	1,893	2,495
Income tax (benefit) expense	(10)	285	210	137
Segment depreciation and amortization	2,812	2,888	5,597	6,002
Corporate depreciation and amortization	72	90	145	180
Tradename impairment charge	2,600	-	2,600	-
Adjusted EBITDA(1)	$7,676	$6,064	$12,500	$9,607
Adjusted EBITDA margin(1)	5.2%	4.2%	4.3%	3.4%

Net income	$1,221	$1,551	$2,055	$793
Add backs:
Tradename impairment charge	2,600	-	2,600	-
Tax impact of adjustments(2)	(640)	-	(640)	-
Adjusted net income(3)	$3,181	$1,551	$4,015	$793

Diluted net income per share	$0.08	$0.10	$0.14	$0.05
Add back items, after-tax, per diluted share	0.13	-	0.13	-
Diluted adjusted net income per share(3)	$0.21	$0.10	$0.27	$0.05

Weighted average shares outstanding during the period:
Diluted, as reported and adjusted	14,907,818	15,101,942	14,912,832	15,573,692

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Income before income tax expense	$1,211	$1,836	$2,265	$930
Interest expense, net	981	1,250	1,893	2,495
Corporate selling and administrative expenses	5,496	5,437	11,225	12,032
Segment depreciation and amortization	2,812	2,888	5,597	6,002
Tradename impairment charge	2,600	-	2,600	-
Total Segment Adjusted EBITDA(4)	$13,100	$11,411	$23,580	$21,459

(1) Adjusted EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, net, income tax expense, impairments and depreciation and amortization expense. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences, (iii) asset base (depreciation and amortization) and (iv) impairments. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used Adjusted EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. Adjusted EBITDA is not a measure of financial performance under GAAP.  Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted EBITDA in the same manner.

(2) The tax impact of adjustments includes the tax effect of each separate adjustment based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible, and the tax effect of items that relate to tax specific financial transactions.

(3) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income (loss) and net income (loss) per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income (loss) and diluted adjusted net income (loss) per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business. Adjusted net income and Diluted adjusted net income per share should not be considered in isolation or as an alternative to net income or net income per share or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted net income and Diluted adjusted net income per share are significant components in understanding and assessing the Company’s net income. The Company’s Adjusted net income and Diluted adjusted net income per share may not be comparable to a similarly titled measure of another company because other entities may not calculate Adjusted net income and Diluted adjusted net income per share in the same manner.

(4) Segment Adjusted EBITDA, as reported below for each segment, is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment Adjusted EBITDA include: interest expense, net, impairments and depreciation and amortization expense. Total Segment Adjusted EBITDA is a non-GAAP financial measure and is reconciled to its most closely comparable GAAP metric of income before income tax expense (benefit) in the table above.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS
(Unaudited)
(In thousands)
	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Three Months Ended June 30, 2026:
Net sales	$98,390	$27,231	$23,094	$(879)	$147,836
Cost of goods sold	62,518	18,264	11,344	(409)	91,717
Gross margin	35,872	8,967	11,750	(470)	56,119
Selling and administrative expenses	26,001	9,946	10,354	(470)	45,831
Tradename impairment charge	-	2,600	-	-	2,600
Add backs:
Tradename impairment charge	-	2,600	-	-	2,600
Segment depreciation and amortization	1,344	819	649	-	2,812
Segment Adjusted EBITDA(4)	$11,215	$(160)	$2,045	$-	$13,100
Less corporate selling and administrative expenses					5,496
Add back corporate depreciation and amortization					72
Adjusted EBITDA(1)					$7,676

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Three Months Ended June 30, 2025:
Net sales	$92,647	$28,253	$23,977	$(832)	$144,045
Cost of goods sold	59,631	18,237	11,364	(513)	88,719
Gross margin	33,016	10,016	12,613	(319)	55,326
Selling and administrative expenses	25,432	10,078	11,612	(319)	46,803
Add backs:
Segment depreciation and amortization	1,395	854	639	-	2,888
Segment Adjusted EBITDA(4)	$8,979	$792	$1,640	$-	$11,411
Less corporate selling and administrative expenses					5,437
Add back corporate depreciation and amortization					90
Adjusted EBITDA(1)					$6,064

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Six Months Ended June 30, 2026:
Net sales	$189,259	$55,832	$45,347	$(1,724)	$288,714
Cost of goods sold	122,400	36,684	21,983	(806)	180,261
Gross margin	66,859	19,148	23,364	(918)	108,453
Selling and administrative expenses	50,747	20,724	19,917	(918)	90,470
Tradename impairment charge	-	2,600	-	-	2,600
Add backs:
Tradename impairment charge	-	2,600	-	-	2,600
Segment depreciation and amortization	2,718	1,642	1,237	-	5,597
Segment Adjusted EBITDA(4)	$18,830	$66	$4,684	$-	$23,580
Less corporate selling and administrative expenses					11,225
Add back corporate depreciation and amortization					145
Adjusted EBITDA(1)					$12,500

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Six Months Ended June 30, 2025:
Net sales	$179,121	$55,516	$48,202	$(1,697)	$281,142
Cost of goods sold	118,418	35,367	22,608	(1,018)	175,375
Gross margin	60,703	20,149	25,594	(679)	105,767
Selling and administrative expenses	48,852	19,604	22,533	(679)	90,310
Add backs:
Segment depreciation and amortization	2,875	1,766	1,361	-	6,002
Segment Adjusted EBITDA(4)	$14,726	$2,311	$4,422	$-	$21,459
Less corporate selling and administrative expenses					12,032
Add back corporate depreciation and amortization					180
Adjusted EBITDA(1)					$9,607